SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    FORM 8-K


                                 CURRENT REPORT



                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934





                                  August 6, 2003
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)





                          ODYSSEY MARINE EXPLORATION, INC.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter



          NEVADA                  0-26136                 84-1018684
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number



                               3604 Swann Avenue
                             Tampa, Florida  33609
           -----------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code




                                (813) 876-1776
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code











ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On August 8, 2003, a wholly owned subsidiary of Odyssey Marine Exploration, Inc. (the "Company") purchased the Motor Vessel Northern Prince from J-Marr Ltd. of Hull, England for $1,200,000 in cash. The cash used in this transaction was from the proceeds of the Company's private offering of common stock and warrants which was recently completed.

     The 251-foot Class II dynamically positioned survey and support vessel will be renamed "Odyssey Explorer." The ship is built to Ice Class 3 standards for operations in extreme latitudes and is capable of carrying fuel and stores for missions of up to 60 days. She has comfortable accommodations for 42 persons, extensive onboard storage space and her multiple cranes and large A-frame provide exceptional equipment handling capability. The vessel has just completed a dry-dock inspection and is fully certified to Lloyds +100A1 specifications. The vessel was previously used for diving support and the operation of remotely operated vehicles.

     The Company is planning to add advanced technology and equipment to the ship, which will enable the Odyssey Explorer to complete deep ocean archaeological excavation and survey work. The Company expects to have the vessel ready for operations in September.

     On August 6, 2003, the Company purchased a work class Remotely Operated Vehicle ("ROV") from Tyco Telecommunications (US) Inc. to be used for archaeological shipwreck excavation for $700,000 in cash. The cash used was also from the proceeds of the recent private offering of securities.

     The ROV is three years old and was built by Soil Machine Dynamics of Newcastle, England, one of the world's leading manufacturers of state-of-the-art deep robotic systems. The 7-ton, 205 horsepower vehicle will be nick-named ZEUS and mobilized on the Odyssey Explorer.

     ZEUS is rated to operate at depths to 2,500-meters (8,200 feet). The ROV has two, Schilling seven function Conan Force-Feedback manipulators, which provide for exceptional dexterity and fine control required for delicate archaeological procedures. The nine-foot high vehicle is 10 feet wide by 10 feet long and driven by eight powerful hydraulic thrusters.

     The system's cameras feed high-resolution video signals through advanced fiberoptic telemetry to the surface. ZEUS was originally designed for advanced deep ocean fiber optic cable maintenance operations and is perfectly suited for the rigors and precise handling required for delicate shipwreck excavation.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   ODYSSEY MARINE EXPLORATION, INC.


Dated: August 20, 2003             By:/s/ John C. Morris
                                      John C. Morris, President


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